Exhibit 1.08
System Energy Resources, Inc.
$[_________]
First Mortgage Bonds,
[____]% Series due [________], 20[__]
UNDERWRITING AGREEMENT
[________], 20[__]

[NAMES OF UNDERWRITERS]

c/o      [NAMES AND ADDRESSES OF REPRESENTATIVES]

Ladies and Gentlemen:
The undersigned, System Energy Resources, Inc., an Arkansas corporation (the “Company”), proposes to issue and sell to the several underwriters set forth on Schedule I attached hereto (the “Underwriters,” which term, when the context permits, shall also include any underwriters substituted as hereinafter in Section 11 provided), for whom [________], are acting as representatives (the “Representatives”), an aggregate of $[_________] principal amount of the Company’s First Mortgage Bonds, [____]% Series due [________], 20[__] (the “Bonds”), in accordance with the terms set forth in this Underwriting Agreement (this “Underwriting Agreement”).
SECTION 1.Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the Bonds at [____]% of the principal amount thereof, in the principal amount set forth opposite the name of such Underwriter on Schedule I attached hereto.
SECTION 2.Description of Bonds. The Bonds shall be issued under and pursuant to the Company’s Mortgage and Deed of Trust, dated as of June 15, 1977, as amended, restated and supplemented by the Twenty-fourth Supplemental Indenture thereto, dated as of September 1, 2012, with The Bank of New York Mellon (successor to United States Trust Company of New York), as trustee (the “Trustee”). Said Mortgage and Deed of Trust as so amended, restated and supplemented, including by the officer’s certificate dated as of the date hereof establishing the terms of the Bonds, is hereinafter referred to as the “Mortgage.” The Bonds shall have the terms and provisions described in the Disclosure Package (as defined herein).
SECTION 3.Representations and Warranties of the Company. The Company represents and warrants to the several Underwriters, and covenants and agrees with the several Underwriters, that:
(a)The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Arkansas and has the necessary corporate power and authority to conduct the business that it is described as conducting in the Disclosure Package and to own and operate the properties owned and operated by it in such business and is in good standing and duly qualified to conduct such business as a foreign corporation in the State of Mississippi.

(b)The Company meets the requirements for the use of an “automatic shelf registration statement,” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), and the Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-[______]) for the registration of an indeterminate aggregate offering price of the Company’s First Mortgage Bonds, including the Bonds, under the Securities Act, and such registration statement became effective upon filing with the Commission. At the time of filing such registration statement (File No. 333-[______]) and at the date hereof, (i) the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) and (ii) the Company was and is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act). No stop order suspending the effectiveness of such registration statement (File No. 333-[______]) or any part thereof has been issued, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Bonds has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use by the Company of such registration statement (File No. 333-[______]) pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. The prospectus of the Company forming a part of such registration statement (File No. 333-[______]), at the time such registration statement (File No. 333-[______]) (or the Company’s most recent amendment thereto filed prior to the Applicable Time (as defined herein)) initially became effective, including all of the documents of the Company incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the “Basic Prospectus.” In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented (but excluding any amendments, revisions or supplements to the Basic Prospectus relating solely to First Mortgage Bonds of the Company other than the Bonds) prior to the Applicable Time including, without limitation, by any preliminary prospectus supplement relating to the offering and sale of the Bonds that is deemed to be part of and included in such registration statement (File No. 333-[______]) pursuant to Rule 430B(e) under the Securities Act, or (ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the time such registration statement (File No. 333-[______]) (or the most recent amendment thereto filed prior to the Applicable Time) became effective and prior to the Applicable Time (but excluding documents incorporated therein by reference relating solely to First Mortgage Bonds of the Company other than the Bonds), which are incorporated or deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3, the term “Basic Prospectus” as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. The various parts of such registration statement (File No. 333-[______]), in the form in which such parts became effective and as such parts may have been amended by all amendments thereto as of the Applicable Time (including, as an amendment, any document of the Company incorporated or deemed to be incorporated by reference in the Basic Prospectus), and including any information omitted from such registration statement (File No. 333-[______]) at the time such part of such registration statement (File No. 333-[______]), as so amended, became effective but that is deemed to be part of such registration statement (File No. 333-[______]) pursuant to Rule 430B under the Securities Act, are hereinafter referred to as the “Registration Statement.” The Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Bonds by a prospectus supplement dated the date hereof, to be filed with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”), is hereinafter referred to as the “Prospectus.”
(c)(i) After the Applicable Time and during the time specified in Section 6(e) hereof, the Company will not file any amendment to the Registration Statement or any supplement to the Prospectus or the Disclosure Package (except any amendment or supplement relating solely to First Mortgage Bonds of the Company other than the Bonds), and (ii) between the Applicable Time and the Closing Date (as defined herein), the Company will not file any document that is to be incorporated by reference in, or any supplement to, the Basic Prospectus, in either case, without prior notice to the Representatives and to Pillsbury Winthrop Shaw

Pittman LLP (“Counsel for the Underwriters”), or any such amendment or supplement to which the Representatives or said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document that is filed with the Commission after the Applicable Time and incorporated or deemed to be incorporated by reference in the Prospectus or the Disclosure Package (except documents incorporated by reference relating solely to First Mortgage Bonds of the Company other than the Bonds) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus or the Disclosure Package, as the case may be.
(d)The Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, the Mortgage, at such time, and the Basic Prospectus, when delivered to the Underwriters for their use in marketing the Bonds, fully complied, and the Prospectus, at the time it is filed with the Commission pursuant to Rule 424(b) and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects, with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated or deemed to be incorporated by reference in the Basic Prospectus and the Prospectus pursuant to Item 12 of Form S-3, on the date filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply, in all material respects, with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. No documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Underwriting Agreement except as set forth on Part C of Schedule II hereto or such other documents as were delivered to the Underwriters prior to the date of this Underwriting Agreement. The Registration Statement did not, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time that the Basic Prospectus was delivered to the Underwriters for their use in marketing the Bonds, the Basic Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of its date and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and, on said dates and at such times, the documents then incorporated or deemed to be incorporated by reference in the Basic Prospectus and the Prospectus pursuant to Item 12 of Form S-3, when taken together with the Basic Prospectus and the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this paragraph (d) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus or the Prospectus, as they may be then amended or supplemented (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof), or to any statements in or omissions from the statement of eligibility of the Trustee on Form T-1, as it may then be amended, under the Trust Indenture Act filed as an exhibit to the Registration Statement (the “Statement of Eligibility”).

(e)The Disclosure Package, and each electronic roadshow, if any, identified in Part B of Schedule II hereto, when taken together with the Disclosure Package, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the documents then incorporated or deemed to be incorporated by reference in the Disclosure Package, when taken together with the Disclosure Package, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof). For purposes hereof, (i) “Disclosure Package” shall mean (x) the Basic Prospectus as amended or supplemented immediately prior to [__]:[__] [A][P].M. New York City time ([__]:[__] [A][P].M. Central time) on the date of this Underwriting Agreement (the time at which the Underwriters and the Company agreed upon the pricing terms set forth in the final term sheet attached as Annex A to Schedule II hereto) (the “Applicable Time”), (y) the Free Writing Prospectuses, if any, identified in Part A of Schedule II hereto and (z) the additional information, if any, identified in Part D of Schedule II hereto, (ii) “Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, and (iii) “Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405 under the Securities Act.
(f)Each Issuer Free Writing Prospectus, including the final term sheet prepared and filed pursuant to Section 6(b) hereof, does not include any information that conflicts with the information contained in the Registration Statement, the Basic Prospectus or the Prospectus, including any document incorporated or deemed to be incorporated by reference therein that has not been superseded or modified. If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented. The foregoing two sentences do not apply to statements in or omissions from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof).
(g)The issuance and sale of the Bonds and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Mortgage or any indenture or other agreement or instrument to which the Company is now a party.
(h)Except as set forth in or contemplated by the Disclosure Package, the Company possesses adequate franchises, licenses, permits, and other rights to conduct its business and operations as now conducted, without any known conflicts with the rights of others that could have a material adverse effect on the Company.
(i)The Company maintains (x) systems of internal controls and processes sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto; and (y) disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act).
(j)Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or subsidiary of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
SECTION 4.Offering. The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Bonds as soon after the effectiveness of this Underwriting Agreement as in their judgment is advisable. The Company is further advised by the Underwriters that the Bonds will be offered to the public at the initial public offering price specified in the Prospectus plus accrued interest thereon, if any, from the Closing Date.
SECTION 5.Time and Place of Closing; Delivery of the Bonds. Delivery of the Bonds and payment to the Company of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, or by the electronic exchange of documents and certificates by the parties, at 10:00 A.M., New York City time, on [________], 20[__], or at such other time on the same or such other day as shall be agreed upon by the Company and the Representatives, or as may be established in accordance with Section 11 hereof. The hour and date of such delivery and payment are herein called the “Closing Date.”
The Bonds shall be delivered to the Underwriters in book-entry only form through the facilities of The Depository Trust Company (“DTC”) in New York, New York. The certificate(s) for the Bonds shall be in the form of one or more typewritten global certificate(s) in fully registered form, in the aggregate principal amount of the Bonds, and registered in the name of Cede & Co., as nominee of DTC. The Company agrees to make the Bonds available to the Underwriters for checking not later than 2:30 P.M., New York City time, on the last business day preceding the Closing Date at such place as may be agreed upon between the Underwriters and the Company, or at such other time and/or date as may be agreed upon between the Underwriters and the Company.
SECTION 6.Covenants of the Company. The Company covenants and agrees with the several Underwriters that:
(a)Not later than the Closing Date, the Company will deliver to the Underwriters a conformed copy of the Registration Statement, in the form that it or the most recent post-effective amendment thereto became effective, certified by an officer of the Company to be in such form.
(b)The Company will prepare a final term sheet, containing a description of the final terms of the Bonds and the offering thereof, in a form approved by the Representatives and will file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such Rule.
(c)The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) and each Issuer Free Writing Prospectus as the Underwriters may reasonably request.
(d)The Company will cause the Prospectus to be filed with the Commission pursuant to and in compliance with Rule 424(b) (without reliance on Rule 424(b)(8) under the Securities Act) and will advise the Representatives promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement, any Issuer Free Writing Prospectus, the Basic Prospectus or the Prospectus or the institution of any proceedings therefor or pursuant to Section 8A of the Securities Act of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.
(e)During such period of time as the Underwriters are required by law to deliver a prospectus (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) after this Underwriting Agreement has become effective, if any event relating to or affecting the Company, or of which the Company shall be advised by the Underwriters in writing, shall occur that in the Company’s opinion should be set forth in a supplement or amendment to the Prospectus or the Disclosure Package in order to make the Prospectus or the Disclosure Package not misleading in the light of the circumstances existing when it is delivered (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) to a purchaser of the Bonds, the Company will amend or supplement the Prospectus or the Disclosure Package by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or the Disclosure Package, or (ii) making an appropriate filing pursuant to Section 13, 14 or 15(d) of the Exchange Act that will supplement or amend the Prospectus or the Disclosure Package, so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus or the Disclosure Package is delivered (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(e) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by the Underwriters thereafter.
(f)The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the “effective date of the registration statement” within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.
(g)At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required by, and will otherwise cooperate in qualifying the Bonds for offer and sale under, the “blue sky” laws of such jurisdictions as the Underwriters may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.
(h)The Company will, except as herein provided, pay all fees, expenses and taxes (except transfer taxes) in connection with the offering of the Bonds, including with respect to (i) the preparation and filing of the Registration Statement and any post-effective amendments thereto, (ii) the printing, issuance and delivery of the Bonds and the preparation, execution, printing and recordation of any documents required to perfect the lien thereunder, (iii) legal counsel relating to the qualification of the Bonds under the “blue sky” laws of various jurisdictions in an amount not to exceed $3,500, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, any preliminary (and any supplemental) “blue sky” survey, the Basic Prospectus, each Issuer Free Writing Prospectus, and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (e) of this Section 6, (v) the rating of the Bonds by one or more nationally recognized statistical rating agencies, (vi) the applicable Commission filing fees relating to the Bonds within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso thereof [and][,] (vii) [the listing of the Bonds on the New York Stock Exchange and (viii)] filings or other notices (if any) with or to, as the case may be, the Financial Industry Regulatory Authority (“FINRA”) in connection with its review of the terms of the offering. Except as provided above, the Company shall not be required to pay any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 12 hereof, the Company will reimburse the Underwriters for the (A) reasonable fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (B) reasonable out-of-pocket expenses in an aggregate amount not exceeding $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.
(i)The Company will not sell any additional First Mortgage Bonds without the consent of the Representatives until after the earlier to occur of (i) the Closing Date and (ii) the date of the termination of the fixed price offering restrictions applicable to the Underwriters. The Underwriters agree to notify the Company of such termination if it occurs prior to the Closing Date.
(j)As soon as practicable after the Closing Date, the Company will make all recordings, registrations and filings, if any, necessary to perfect and preserve the lien of the Mortgage, and the Company will use its best efforts to cause to be furnished to the Underwriters, to the extent any recordings, registrations and filings are necessary, a supplemental opinion of counsel for the Company, addressed to the Underwriters, stating that all such recordings, registrations and filings have been made.
(k)The Company agrees that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Bonds that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Securities Act, other than the final term sheet prepared and filed pursuant to Section 6(b) hereof; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses identified in Parts A and B of Schedule II hereto and any electronic road show identified in Part B of Schedule II hereto. Any such Free Writing Prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each

Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including, if applicable, in respect of timely filing with the Commission, legending and record keeping.
SECTION 7.Conditions of the Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Bonds shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company on the Closing Date and to the following conditions:
(a)The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York City time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters; and the final term sheet contemplated by Section 6(b) hereof and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Securities Act.
(b)No stop order suspending the effectiveness of the Registration Statement, or preventing or suspending the use of the Basic Prospectus, any Issuer Free Writing Prospectus or the Prospectus, shall be in effect at or prior to the Closing Date, and no proceedings for such purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Bonds shall be pending before, or, to the knowledge of the Company or the Underwriters, threatened by, the Commission on the Closing Date, and no notice of objection of the Commission to the use by the Company of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act shall have been received; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, authorized to act for the Company, to the effect that, as of the Closing Date, no such stop order has been or is in effect, that no proceedings for such purposes are pending before or, to the knowledge of the Company, threatened by the Commission, and that no such notice of objection has been received.
(c)At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, an order (the “Order”) of the Federal Energy Regulatory Commission (the “FERC”) under the Federal Power Act authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement.
(d)At the Closing Date, the Underwriters shall have received from (i) Dawn A. Balash, Esq., Assistant General Counsel–Corporate and Securities of Entergy Services, LLC, as counsel for the Company, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit A hereto, (ii) Wise Carter Child & Caraway, Professional Association, as Mississippi counsel for the Company, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit B hereto, (iii) Friday, Eldredge & Clark, LLP, as Arkansas counsel for the Company, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit C hereto[,][and] (iv) from Morgan, Lewis & Bockius LLP, as New York counsel for the Company, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit D hereto [and (v) each of Duggins Wren Mann & Romero, LLP, as Texas counsel for Entergy Arkansas, LLC (“Entergy Arkansas”), Entergy Louisiana, LLC (“Entergy Louisiana”), Entergy Mississippi, LLC (“Entergy Mississippi”) and Entergy New Orleans, LLC (“Entergy New Orleans” and, together with Entergy Arkansas, Entergy Louisiana and Entergy Mississippi, the “System Operating Companies”), Friday, Eldredge & Clark, LLP, as Arkansas counsel for Entergy Arkansas, Dawn A. Balash, Esq., Assistant General Counsel–Corporate and Securities of Entergy Services, LLC,

as Louisiana counsel for Entergy Louisiana and Entergy New Orleans, and Wise Carter Child & Caraway, Professional Association, as Mississippi counsel for Entergy Mississippi, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit E hereto], in each case (x) with such changes therein as may be agreed upon by the Company and the Underwriters with the approval of Counsel for the Underwriters and (y) if the Disclosure Package or the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Bonds, prior to the Closing Date, with changes therein to reflect such supplementation.
(e)At the Closing Date, the Underwriters shall have received from Counsel for the Underwriters an opinion, dated the Closing Date, substantially in the form set forth in Exhibit F hereto, with such changes therein as may be necessary to reflect any supplementation of the Disclosure Package or the Prospectus prior to the Closing Date.
(f)On or prior to the date this Underwriting Agreement became effective, the Underwriters shall have received from Deloitte & Touche LLP, the Company’s independent registered public accountants (the “Accountants”), a letter dated the date hereof and addressed to the Underwriters to the effect that (i) they are independent registered public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules of the Company audited by them and included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in AS Section 4105, Reviews of Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, other committees thereof specified therein and the stockholder of the Company, since December 31, 20[__], to a specified date not more than three business days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention that caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; (C) at the date of the latest available balance sheet read by the Accountants and at a subsequent specified date not more than three business days prior to the date of the letter, there was any increase in long-term debt of the Company, or decrease in its net current assets or stockholder’s equity, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, except in all instances for changes, increases or decreases that the Registration Statement, the Disclosure Package or the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes, increases or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (D) for the period from the closing date of the most recent income statement incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus to the closing date of the latest available income statement read by the Accountants, there were any decreases, as compared to the corresponding period in the preceding year, in the Company’s operating revenues, operating income or net income, except in all instances for decreases that the Registration Statement, the Disclosure Package or the Prospectus discloses have occurred or may occur or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company set forth in the Registration Statement, the Disclosure Package and the Prospectus, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.
(g)At the Closing Date, the Underwriters shall have received [(i)] a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, authorized to act for the Company, to the effect that (A) as of the Closing Date, the representations and warranties of the Company contained herein are true and correct, (B) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date and (C) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented[, and (ii) a certificate from each System Operating Company, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of such System Operating Company to the effect that (A) except as set forth in, or contemplated by, the Prospectus, as it may then be amended or supplemented, such System Operating Company has obtained all material licenses, permits, approvals and other governmental or regulatory authorizations required to enable it to fulfill its obligations to the Company under the terms of the Availability Agreement, dated as of June 21, 1974, as amended (the “Availability Agreement”), and the [_________] Assignment of Availability Agreement, Consent and Agreement, dated as of the Closing Date (the “Assignment of Availability Agreement”), among the Company, the Trustee and each of the System Operating Companies, each as described in the Disclosure Package and the Prospectus and (B) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of such System Operating Company that would affect its ability to fulfill its obligations to the Company under the terms of the Availability Agreement and the Assignment of Availability Agreement, each as described in the Disclosure Package and the Prospectus.
(h)At the Closing Date, the Underwriters shall have received a duly executed counterpart of the Assignment of Availability Agreement.]
(i)At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(f) hereof.

(j)Between the date hereof and the Closing Date, no default (or an event that, with the giving of notice or the passage of time or both, would constitute a default) under the Mortgage shall have occurred.
(k)Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company or any of the System Operating Companies as it affects the Company that, in the reasonable opinion of the Representatives, materially impairs the investment quality of the Bonds.
(l)On or prior to the Closing Date, the Underwriters shall have received from the Company evidence reasonably satisfactory to the Underwriters that the Bonds have received ratings of at least [___] from Moody’s Investors Service, Inc. (“Moody’s”) and at least [___] from S&P Global Ratings (“S&P”).
(m)Between the date hereof and the Closing Date, neither Moody’s nor S&P shall have lowered its rating of any of the Company’s outstanding First Mortgage Bonds in any respect.
(n)All legal matters in connection with the issuance and sale of the Bonds shall be satisfactory in form and substance to Counsel for the Underwriters.
(o)The Company shall furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.
If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Representatives at any time on or prior to the Closing Date upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.
SECTION 8.Conditions of the Company’s Obligations. The obligations of the Company hereunder shall be subject to the following conditions:
(a)No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall be in effect at or prior to the Closing Date, and no proceedings for that purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Bonds shall be pending before, or threatened by, the Commission on the Closing Date, and no notice of objection of the Commission to the use by the Company of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act shall have been received.
(b)At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, the Order of the FERC under the Federal Power Act authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement.
In case any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company at any time on or prior to the Closing Date upon notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.

SECTION 9.Indemnification.
(a)The Company shall indemnify, defend and hold harmless each Underwriter, each agent, director and officer of each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus or the information contained in the final term sheet required to be prepared and filed pursuant to Section 6(b) hereof, as each may be amended or supplemented, or in the Disclosure Package, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement to any thereof, or the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof), or arising out of, or based upon, statements in or omissions from the Statement of Eligibility; and provided further, that the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any Underwriter, or to the benefit of any person controlling such Underwriter, on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Bonds to any person in respect of the Basic Prospectus or any Issuer Free Writing Prospectus, each as may be then supplemented or amended, furnished by such Underwriter to a person to whom any of the Bonds were sold (excluding in all cases, however, any document then incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in such Basic Prospectus or Issuer Free Writing Prospectus, if a copy of a supplement or amendment to such Basic Prospectus or Issuer Free Writing Prospectus (excluding in all cases, however, any document then incorporated by reference therein) (i) is furnished on a timely basis by the Company to such Underwriter, (ii) is required to have been conveyed to such person by or on behalf of such Underwriter, at or prior to the entry into the contract of sale of the Bonds with such person, but was not so conveyed (which conveyance may be oral (if permitted by law) or written) by or on behalf of such Underwriter and (iii) would have cured the defect giving rise to such loss, claim, damage, liability, expense or action.
(b)Each Underwriter shall severally, but not jointly, indemnify, defend and hold harmless the Company, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or in the Disclosure Package or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or of the Disclosure Package. The Company acknowledges that the statements set forth in the (i) [______] paragraph of the cover page of the Prospectus regarding delivery of the Bonds and (ii) [______] paragraph (except with respect to the information in such paragraph relating to the underwriting discount) and [______] paragraph under the caption “Underwriting” in the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement, the Basic Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the Disclosure Package.
(c)In case any action shall be brought, based upon the Registration Statement, the Basic Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Disclosure Package, against any party in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense of any such action or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment)). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not contain any statement of the culpability of the indemnified party.
(d)If the indemnification provided for under subsections (a) or (b) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and by the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting the underwriting discount but before deducting expenses) to the Company bear to the total underwriting discount received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and such parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.
SECTION 10.Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Company or its directors or officers, or any person referred to in Section 9 hereof and (ii) acceptance of and payment for the Bonds, and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

SECTION 11.Default of Underwriters. If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Bonds that it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Bonds that such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Bonds, the other Underwriters shall be obligated to purchase the Bonds that such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the principal amount of Bonds that such Underwriter has agreed to purchase pursuant to Schedule I hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Bonds without written consent of such Underwriter. If such Underwriter shall fail or refuse to purchase Bonds and the aggregate principal amount of Bonds with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Bonds, the Company shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective principal amount of Bonds that they had severally agreed to purchase hereunder, and, in addition, the principal amount of Bonds that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth of the respective principal amount of Bonds that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more other members of FINRA (or, if not members of FINRA, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with FINRA’s Conduct Rules), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective principal amount of Bonds, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.
SECTION 12.Termination. This Underwriting Agreement shall be subject to termination by written notice from the Representatives to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date, (i) trading in the securities of the Company or generally shall have been suspended or materially limited on the New York Stock Exchange by the New York Stock Exchange LLC, the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the New York Stock Exchange LLC, the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearing services in the United States shall have occurred, (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of the Representatives, is material and adverse, or (v) any material adverse change in financial, political or economic conditions in the United States or elsewhere shall have occurred and (b) in the case of any of the events specified in clauses (a)(i) through (v), such event singly or together with any other such event makes it, in the reasonable judgment of the Representatives, impracticable to market, sell or deliver the Bonds. This Underwriting Agreement shall also be subject to termination, upon notice by the Representatives as provided above, if, in the judgment of the Representatives, the subject matter of any amendment or supplement (prepared by the Company) to the Disclosure Package or the Prospectus (except for information relating solely to the manner of public offering of the Bonds or to the activity of the Underwriters or to the terms of any First Mortgage Bonds of the Company other than the Bonds) filed or issued after the Applicable Time by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof, pursuant to this Section 12, shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.
SECTION 13.Miscellaneous. THE RIGHTS AND DUTIES OF THE PARTIES TO THIS UNDERWRITING AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES THAT MIGHT CALL FOR THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. This Underwriting Agreement shall become effective when a fully executed copy hereof is delivered to the Representatives by the Company. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. The words “execution”, signed” and “signature” and words of like import in this Underwriting Agreement or in any other certificate, agreement or document related to this Underwriting Agreement (to the extent permissible under governing documents) shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including, without limitation, the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. This Underwriting Agreement shall inure to the benefit of the Company and each of the Underwriters and, with respect to the provisions of Section 9 hereof, each director, officer and other person referred to in Section 9 hereof, and the respective successors of each. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term “successor” as used in this Underwriting Agreement shall not include any purchaser, as such, of any Bonds from the Underwriters.
SECTION 14.Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Representatives at the addresses set forth at the beginning of this Underwriting Agreement, to the attention of [________] (e-mail: [________]) in the case of [________]; to the attention of [________] (e-mail: [________]) in the case of [________] and to the attention of [________] (e-mail: [________]) in the case of [________] or, if to the Company, shall be mailed or delivered to it at 1340 Echelon Parkway, Jackson, Mississippi 39213, Attention: Treasurer, or, if to Entergy Services, LLC, shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer.
SECTION 15.Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the

Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.
SECTION 16.No Fiduciary Duty. The Company hereby acknowledges that (a) the Underwriters are acting as principals and not as agents or fiduciaries of the Company and (b) its engagement of the Underwriters in connection with the issuance of the Bonds is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgment in connection with the issuance of the Bonds (irrespective of whether the Underwriters have advised or are currently advising the Company on related or other matters). Nothing in this Section 16 is intended to modify in any way the Underwriters’ obligations expressly set forth in this Underwriting Agreement.
SECTION 17.Integration. This Underwriting Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.
SECTION 18.Qualified Financial Contracts. In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Underwriting Agreement, and any interest and obligation in or under this Underwriting Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Underwriting Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Underwriting Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Underwriting Agreement were governed by the laws of the United States or a state of the United States. “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (x) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (y) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
[Signature page follows]

Very truly yours,

System Energy Resources, Inc.

By: ______
Name:
Title:
Accepted as of the date first above written:

[Names of Underwriters]

By: [Name of Representative]

By: ____________________________
Name:
Title:

By: [Name of Representative]

By: ____________________________
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE I
System Energy Resources, Inc.
$[_________]
First Mortgage Bonds,
[____]% Series due [________], 20[__]

Name of Underwriter	Principal Amount of Bonds
[______]	$ [_________]
[______].	[_________]
[______]	[_________]
TOTAL	$ [_________]

S-I-1

SCHEDULE II

Part A – Schedule of Free Writing Prospectuses included in the Disclosure Package
•Final Term Sheet attached to this Schedule II as Annex A (Issuer Free Writing Prospectus)
Part B – Schedule of Free Writing Prospectuses not included in the Disclosure Package
•None
Part C – Additional Documents Incorporated by Reference
•None
Part D – Additional Information
•None

S-II-1

ANNEX A TO SCHEDULE II

System Energy Resources, Inc.
$[_________]
First Mortgage Bonds,
[____]% Series due [________], 20[__]
Final Terms and Conditions
[________], 20[__]

Issuer:	System Energy Resources, Inc.

Security Type:	First Mortgage Bonds (SEC Registered)

Expected Ratings(1):	[___] ([______] outlook) by Moody’s Investors Service, Inc. [___] ([______] outlook) by S&P Global Ratings

Trade Date:	[________], 20[__]

Settlement Date (T+[__])[(2)]:	[________], 20[__]

Principal Amount:	$[_________]

Interest Rate:	[____]%

Interest Payment Dates:	[________] and [________] of each year

First Interest Payment Date:	[________], 20[__]

Final Maturity Date:	[________], 20[__]

Optional Redemption Terms:	[Make-whole call at any time prior to [________], 20[__] at a discount rate of Treasury plus [__] bps and, thereafter, at par.][Callable at par at any time on or after [_____], 20[__].]

[Benchmark Treasury:	[____]% due [________], 20[__]

Benchmark Treasury Price:	[___]-[___]

Benchmark Treasury Yield:	[____]%

S-II-2

Spread to Benchmark Treasury:	+[___] bps

Re-offer Yield:	[____]%]

Price[ to Public]:	[____]% of the principal amount

Net Proceeds Before Expenses:	$[_________]

[Expected Listing:	New York Stock Exchange]

CUSIP / ISIN:	[_________] / [_________]

Joint Book-Running Managers:	[_________] [_________] [_________]

Co-Manager[s]:	[_________]

_________________________
(1) A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
[(2) It is expected that delivery of the bonds will be made on or about [________], 20[__], which will be the [____] business day following the date hereof (such settlement being referred to as “T+[__]”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in two business days (T+2), unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the bonds more than two business days prior to the scheduled settlement date will be required, by virtue of the fact that the bonds initially will settle in T+[__], to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the bonds who wish to trade the bonds more than two business days prior to the scheduled settlement date should consult their own advisors.]

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Alternatively, a copy of the prospectus for the offering can be obtained by calling (i) [________] toll-free at [________], (ii) [________] toll-free at [________] or (iii) [________] toll-free at [________].
S-II-3

EXHIBIT A
{Letterhead of Entergy Services, LLC}
[________], 20[__]
[NAMES OF UNDERWRITERS]

c/o      [NAMES AND ADDRESSES OF REPRESENTATIVES]

Ladies and Gentlemen:
I, together with Wise Carter Child & Caraway, Professional Association, of Jackson, Mississippi, Friday, Eldredge & Clark, LLP, of Little Rock, Arkansas and Morgan, Lewis & Bockius LLP, of New York, New York, have acted as counsel for System Energy Resources, Inc., an Arkansas corporation (the “Company”), in connection with the issuance and sale to you, pursuant to the Underwriting Agreement, dated [________], 20[__] (the “Underwriting Agreement”), between the Company and you, of $[_________] aggregate principal amount of its First Mortgage Bonds, [____]% Series due [________], 20[__] (the “Bonds”), issued pursuant to the Company’s Mortgage and Deed of Trust, dated as of June 15, 1977, as amended, restated and supplemented by the Twenty-fourth Supplemental Indenture, dated as of September 1, 2012, with The Bank of New York Mellon (successor to United States Trust Company of New York), as trustee (the “Trustee”) (the Mortgage and Deed of Trust, as so amended, restated and supplemented and as further supplemented by the officer’s certificate dated as of [________], 20[__] establishing the terms of the Bonds, being hereinafter referred to as the “Mortgage”). This opinion is rendered to you at the request of the Company pursuant to Section 7(d) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.
In my capacity as such counsel, I have either participated in the preparation of or have examined and am familiar with: (a) the Underwriting Agreement; (b) the Mortgage; (c) the Registration Statement, the Disclosure Package and the Prospectus; [(d) the Availability Agreement; (e) the Assignment of Availability Agreement;] and [(d)][(f)] the proceedings before, and the order (the “Order”) entered by, the Federal Energy Regulatory Commission under the Federal Power Act relating to the issuance and sale of the Bonds by the Company. I have also examined or caused to be examined such other documents and have satisfied myself as to such other matters as I have deemed necessary in order to render this opinion.
In my examination, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity with the originals of all documents submitted to me as copies, and the authenticity of the originals of such latter documents.
As to questions of fact material to the opinions expressed herein, I have relied upon statements in the Registration Statement, the Disclosure Package and the Prospectus and upon certificates and representations of officers of the Company (including but not limited to those contained in the Underwriting Agreement and the Mortgage and certificates delivered at the closing of the sale of the Bonds) and appropriate public officials without independent verification of such matters except as otherwise described herein.
Whenever my opinions herein with respect to the existence or absence of facts are stated to be to my knowledge or awareness, I intend to signify that no information has come to my attention or the attention of any other attorneys acting for or on behalf of the Company or any of its affiliates that have participated in the negotiation of the transactions contemplated by the Underwriting Agreement and the Mortgage, in the preparation of the Registration Statement, the Disclosure Package and the Prospectus, or in the preparation of this opinion letter, after consultation with such other attorneys acting for or on behalf of the Company or any of its affiliates as I deemed appropriate, that would give me, or them, actual knowledge that would contradict such opinions. However, except to the extent necessary in order to give the opinions hereinafter expressed, neither I nor they have undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to knowledge of the existence or absence of such facts (except to the extent necessary in order to give the opinions hereinafter expressed) should be assumed.
Subject to the foregoing and to the further exceptions and qualifications set forth below, I am of the opinion that:
(1)The Mortgage is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to my knowledge, threatened by the Commission.
(2)Except as to the financial statements and other financial, statistical or accounting information, including any such data presented in interactive data format, included or incorporated by reference therein, upon which I do not express an opinion, the Registration Statement, on the date that [it][the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 20[__]] was filed by the Company with the Commission under the [Securities][Exchange] Act, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statement of Eligibility upon which I do not express an opinion) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed by the Company with the Commission pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 (except as to the financial statements and other financial, statistical or accounting information, including any such data presented in interactive data format, included or incorporated by reference therein, upon which I do not express an opinion), such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement was effective immediately upon filing under the Securities Act on the date that it was filed by the Company with the Commission thereunder; and, to my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.
(3)The Order has been entered by the Federal Energy Regulatory Commission under the Federal Power Act authorizing the issuance and sale of the Bonds by the Company; to my knowledge, the Order is in full force and effect; no further approval, authorization, consent or other order of any United States federal governmental body (other than under the Securities Act or the Trust Indenture Act, which have been duly obtained) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any United States federal governmental body is legally required to permit the performance (other than that relating to the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Station) by the Company of its obligations with respect to the Bonds or under the Mortgage[, the Availability Agreement, the Assignment of Availability Agreement] and the Underwriting Agreement, except [(1)] appropriate orders or the taking of other action by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the issuance by the Company of any securities to parties after the date hereof [and (2) with respect to the Availability Agreement and the Assignment of Availability Agreement (other than Section 2.2(b) thereof), in the event that the Company shall determine to sell capacity and/or energy from any generating unit pursuant to the terms of the Availability Agreement or the Assignment of Availability Agreement, appropriate orders, or the taking of other action, by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the specific terms and provisions under which such capacity and/or energy shall be made available].
(4)The issuance and sale by the Company of the Bonds and the execution, delivery and performance by the Company of the Underwriting Agreement [and the Assignment of Availability Agreement] and the Company’s performance of the Mortgage [and the Availability Agreement] (a) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage [and the Assignment of Availability Agreement]) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to me (having made due inquiry with respect thereto) to which the Company is a party or that purports to be binding upon the Company or upon any of its assets, and (b) will not violate any provision of United States federal law or regulation applicable to the Company or, to my knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any United States federal governmental instrumentality applicable to the Company (except that I express no opinion with respect to the various approvals, authorizations, orders, licenses, permits, franchises and consents of, and registrations, declarations and filings with, governmental authorities that may be required to be obtained or made, as the case may be, (i) in connection with the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Station and (ii) as set forth in the exceptions to the opinion set forth in paragraph 3 above).
(5)No legal or governmental proceedings to which the Company is a party, or of which its property is the subject, that are of a character required to be disclosed in the Registration Statement, the Prospectus and the Disclosure Package and which are not disclosed and properly described therein as required are pending or, to my knowledge, threatened; and I do not know of any contracts or other documents of the Company of a character required to be filed as exhibits to the Registration Statement which are not so filed, or any contracts or other documents of the Company of a character required to be disclosed in the Registration Statement which are not disclosed and properly described therein as required; the descriptions in the Registration Statement, the Prospectus and the Disclosure Package of statutes, legal and government proceedings and contracts and other documents are accurate and fairly present the information required to be shown. Except as disclosed in the Prospectus and the Disclosure Package, there is no action, suit, proceeding or investigation pending against or affecting the Company or any of its assets the result of which would, in my opinion, have a materially adverse effect on the issuance and sale of the Bonds in accordance with the Underwriting Agreement.
In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, I have had discussions with certain of the officers, employees, and representatives of the Company and Entergy Services, LLC, with other counsel for the Company, and with the independent registered public accountants of the Company who audited [certain of]

the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. I have also examined or caused to be examined such other documents and have satisfied myself as to such other matters as I have deemed necessary in order to render this statement of belief. Based on my review of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions, although I have not independently verified the accuracy, completeness or fairness of the statements included or incorporated by reference therein and take no responsibility therefor (except to the extent such statements relate to me), no facts have come to my attention that cause me to believe that (i) the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date or at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. I do not express any opinion or belief as to (a) the financial statements or other financial, statistical or accounting information, including any such data presented in interactive data format, included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, (b) the Statement of Eligibility, (c) the information contained in the Disclosure Package and the Prospectus under the caption “Description of the New Bonds—Book-Entry Only Securities” or (d) the assessments of or reports on the effectiveness of internal control over financial reporting incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus.
This opinion is limited to the federal laws of the United States of America.
This opinion is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder, and it may not be relied upon in any manner by any other person or for any other purpose, without my prior written consent.

Very truly yours,
Dawn A. Balash, Esq.
Assistant General Counsel–Corporate and Securities

EXHIBIT B
{Letterhead of Wise Carter Child & Caraway, Professional Association}
[________], 20[__]
[NAMES OF UNDERWRITERS]

c/o      [NAMES AND ADDRESSES OF REPRESENTATIVES]

Ladies and Gentlemen:
We, together with Dawn A. Balash, Esq., Assistant General Counsel–Corporate and Securities of Entergy Services, LLC, Friday, Eldredge & Clark, LLP, of Little Rock, Arkansas and Morgan, Lewis & Bockius LLP, of New York, New York, have acted as counsel for System Energy Resources, Inc., an Arkansas corporation (the “Company”), in connection with the issuance and sale to you, pursuant to the Underwriting Agreement, dated [________], 20[__] (the “Underwriting Agreement”), between the Company and you, of $[_________] aggregate principal amount of its First Mortgage Bonds, [____]% Series due [________], 20[__] (the “Bonds”), issued pursuant to the Company’s Mortgage and Deed of Trust, dated as of June 15, 1977, as amended, restated and supplemented by the Twenty-fourth Supplemental Indenture, dated as of September 1, 2012, with The Bank of New York Mellon (successor to United States Trust Company of New York), as trustee (the “Trustee”) (the Mortgage and Deed of Trust, as so amended, restated and supplemented and as further supplemented by the officer’s certificate dated as of [________], 20[__] establishing the terms of the Bonds, being hereinafter referred to as the “Mortgage”). This opinion is rendered to you at the request of the Company pursuant to Section 7(d) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.
In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Underwriting Agreement; (b) the Mortgage; [and] (c) the Registration Statement, the Disclosure Package and the Prospectus filed under the Securities Act[; (d) the Availability Agreement; and (e) the Assignment of Availability Agreement]. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the legal capacity of natural persons, the conformity with the originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate delivered by or on behalf of the Trustee as to the authentication and delivery thereof.
In making our examination of documents and instruments executed or to be executed, we have assumed that each person had the requisite power and authority to enter into and perform fully its obligations thereunder, that the execution, delivery and performance thereof by each such person was duly authorized, and that each of such document and instrument was duly executed and delivered by or on behalf of such person. In the case of any such person that is not a natural person, we have also assumed, insofar as it is relevant to the opinions set forth below, that each such other person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such other person was created, and (except for the Company) is duly qualified and in good standing in each other jurisdiction where the failure to be so qualified could reasonably be expected to have a material effect upon the ability of such other person to execute, deliver and/or perform such other person’s obligations under any such document or instrument. We have further assumed that no document, instrument, agreement, record or certificate reviewed by us for purposes of rendering the opinions expressed below has been amended by oral agreement, conduct or course of dealing of the parties thereto, although we have no knowledge of any facts or circumstances that could give rise to such amendment.
As to questions of fact material to the opinions expressed herein, we have relied upon statements in the Registration Statement, the Disclosure Package and the Prospectus, and upon certificates and representations of officers of the Company (including but not limited to those contained in the Underwriting Agreement and the Mortgage and certificates delivered at the closing of the sale of the Bonds) and appropriate public officials without independent verification of such matters except as otherwise described herein.
Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:
(1)The Company is duly qualified as a foreign corporation in the State of Mississippi to conduct the business that it is described as conducting in the Disclosure Package and the Prospectus and to own and operate the properties owned and operated by it in such business.
(2)Assuming the Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company and has been duly and validly executed and delivered by the Company, the Mortgage is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) the laws of the State of Mississippi, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, which laws do not, in our opinion, make inadequate remedies necessary for the realization of the benefits of such security, (ii) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees’ and other creditors’ rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (iii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought.
(3)The statements made in the Basic Prospectus as amended and supplemented immediately prior to the Applicable Time, and the Prospectus, under the captions “Description of the Bonds” and “Description of the New Bonds,” insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents (including, without limitation, the lien of the Mortgage), constitute accurate summaries of the terms of such documents and of such benefits in all material respects.
(4)Assuming the Bonds have been duly authorized by all necessary corporate action on the part of the Company and have been duly executed and delivered by the Company, the Bonds are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees’ and other creditors’ rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought; and the Bonds are entitled to the benefit of the security afforded by the Mortgage.
(5)[Assuming the Availability Agreement and the Assignment of Availability Agreement have been duly authorized by all necessary corporate action on the part of the Company and have been duly executed and delivered by the Company, each of the Availability Agreement and the Assignment of Availability Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees’ and other creditors’ rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (ii) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought.]
(6)The issuance and sale by the Company of the Bonds and the execution, delivery and performance by the Company of the Underwriting Agreement [and the Assignment of Availability Agreement] and the performance by the Company of the [Availability Agreement and the] Mortgage will not violate (i) any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage [and the Assignment of Availability Agreement]) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or that purports to be binding upon the Company or upon any of its assets, (ii) any provision of any Mississippi law or regulation applicable to the Company, or (iii) to our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any Mississippi governmental instrumentality applicable to the Company (except we express no opinion with respect to various approvals, authorizations, orders, licenses, permits, franchises and consents of, and registrations, declarations and filings with, governmental authorities that may be required to be obtained or made, as the case may be, (A) in connection or compliance with the provisions of the securities or “blue sky” laws or antifraud laws of any jurisdiction and (B) in connection with the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Station).
(7)There are no authorizations, approvals, consents or orders of any governmental authority in the State of Mississippi (other than in connection or compliance with the provisions of any state securities or “blue sky” laws or the antifraud laws of any jurisdiction, as to which we express no opinion) legally required to permit the issuance and sale by the Company of the Bonds pursuant to the Underwriting Agreement; and no approval, authorization, consent or other order of any governmental authority in the State of Mississippi is legally required to permit the performance (other than that relating to the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Station) by the Company of its obligations with respect to the Bonds or under the Mortgage[, the Availability Agreement, the Assignment of Availability Agreement] and the Underwriting Agreement.
(8)The Company has good and sufficient title to the properties described as owned by it in and as subject to the lien of the Mortgage (except properties released under the terms of the Mortgage), subject only to Permitted Liens, as defined in the Mortgage, and to minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company. The description of such properties set forth in the Mortgage is adequate to constitute the Mortgage a lien thereon. The recording of the Mortgage in the office of the Chancery Clerk of Claiborne County, Mississippi, which recording [will be][has been] duly effected, and the filing of Uniform Commercial Code financing statements covering the personal property and fixtures described in the Mortgage as subject to the lien thereof in the offices of the Secretary of State of the State of Mississippi and the Chancery Clerk of Claiborne County, Mississippi, which filings have been duly effected, and the filing of continuation statements within six months prior to the expiration of each five-year period from the date of original filing with respect to such financing statements, are the only recordings, filings, rerecordings and refilings required by law in order to perfect and maintain the lien of the Mortgage on any of the property described therein as subject thereto; as a result of the recording and filings referred to above, the Mortgage creates as security for the Bonds (i) a valid, direct and first mortgage lien on all real property and interests in real property and the improvements thereon specifically described in the granting clauses of the Mortgage (and not excepted from the lien of the Mortgage by the provisions thereof or released under the terms of the Mortgage) and (ii) a first perfected security interest in all personal property, interests in personal property and fixtures specifically described in the granting clauses of the Mortgage (and not excepted from the lien of the Mortgage by the provisions thereof or released under the terms of the Mortgage), in each case subject to no liens, charges or encumbrances, other than minor defects of the character aforesaid and Permitted Liens, subject, however, to liens, defects and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company; and the provisions of the Mortgage are effective to extend the lien thereof to all properties and interests in properties that the Company may acquire after the date of the Mortgage that are of the type referred to in the Mortgage as intended to be mortgaged thereby when acquired, and the lien of the Mortgage will extend to all such properties and interests in properties and will constitute a valid first lien on all such real property and interests therein and a first perfected security interest in all such personal property and interests therein (subject, however, to Permitted Liens, and to liens, defects and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company and except as may be limited by bankruptcy law) without the execution and delivery of any supplemental indenture or other instrument specifically extending the lien to such real property or interests therein or the taking of any other action specifically extending the lien of the Mortgage to such personal property or interests therein, other than the filing of the continuation statements within six months prior to the expiration of each five-year period from the date of original filing with respect to the financing statements as described above.
With respect to the opinions set forth in paragraphs (2) and (4) above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee under the Mortgage or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.
As to matters set forth in paragraph [(7)][(8)] above, we have assumed that there will be no change in the identity or location of the Company.
We have examined the opinion of even date herewith rendered to you by Morgan, Lewis & Bockius LLP, and we concur in the conclusions expressed therein insofar as it involves questions of Mississippi law, subject to the assumptions and qualifications set forth therein.
We are members of the Mississippi Bar and, for purposes of this opinion, do not hold ourselves out as an expert on the laws of any jurisdiction other than the State of Mississippi. As to matters of Arkansas law set forth in paragraph [(7)][(8)] above, we have relied, with your approval, upon the opinion of even date herewith addressed to you of Friday, Eldredge & Clark, LLP. As to matters of New York law, we have relied, with your approval, upon the opinion of even date herewith addressed to you of Morgan, Lewis & Bockius LLP.
The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder, and it may not be relied upon in any manner by any other person or for any other purpose without our prior written consent, except that Morgan, Lewis & Bockius LLP may rely on this opinion as to all matters of Mississippi law in rendering its opinion required to be delivered under the Underwriting Agreement.
Very truly yours,

WISE CARTER CHILD & CARAWAY
Professional Association

EXHIBIT C
{Letterhead of Friday, Eldredge & Clark, LLP}
[________], 20[__]
[NAMES OF UNDERWRITERS]

c/o      [NAMES AND ADDRESSES OF REPRESENTATIVES]

Ladies and Gentlemen:

We, together with Wise Carter Child & Caraway, Professional Association, of Jackson, Mississippi, Dawn A. Balash, Esq., Assistant General Counsel–Corporate and Securities of Entergy Services, LLC and Morgan, Lewis & Bockius LLP, of New York, New York, have acted as counsel for System Energy Resources, Inc., an Arkansas corporation (the “Company”), in connection with the issuance and sale to you, pursuant to the Underwriting Agreement, dated [________], 20[__] (the “Underwriting Agreement”), between the Company and you of $[_________] aggregate principal amount of its First Mortgage Bonds, [____]% Series due [________], 20[__] (the “Bonds”), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of June 15, 1977, as amended, restated and supplemented by the Twenty-fourth Supplemental Indenture, dated as of September 1, 2012, with The Bank of New York Mellon (successor to United States Trust Company of New York), as trustee (the “Trustee”) (the Mortgage and Deed of Trust, as so amended, restated and supplemented and as further supplemented by the officer’s certificate dated as of [________], 20[__] establishing the terms of the Bonds, being hereinafter referred to as the “Mortgage”). We have examined such documents, records and certificates and have reviewed such questions of law as we have deemed necessary and appropriate for the purpose of this opinion. This opinion is rendered to you at the request of the Company pursuant to Section 7(d) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company’s Amended and Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement, the Disclosure Package and the Prospectus; [(e) the Availability Agreement; (f) the Assignment of Availability Agreement;] and [(e)][(g)] the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of [the Availability Agreement, the Assignment of Availability Agreement and] the Underwriting Agreement. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate delivered by or on behalf of the Trustee as to the authentication and delivery thereof.

In making our examination of documents and instruments executed or to be executed by persons other than the Company, we have assumed that each such other person had the requisite power and authority to enter into and perform fully its obligations thereunder, the due authorization by each such other person for the execution, delivery and performance thereof by such person, and the due execution and delivery by or on behalf of such person of each such document and instrument. In the case of any such other person that is not a natural person, we have also assumed, insofar as it is relevant to the opinions set forth below, that each such other person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such other person was created, and is duly qualified and in good standing in each other jurisdiction where the failure to be so qualified could reasonably be expected to have a material effect upon the ability of such other person to execute, deliver and/or perform such other person’s obligations under any such document or instrument. We have further assumed that each document, instrument, agreement, record and certificate reviewed by us for purposes of rendering the opinions expressed below has not been amended by oral agreement, conduct or course of dealing of the parties thereto, although we have no knowledge of any facts or circumstances that could give rise to such amendment.

As to questions of fact material to the opinions expressed herein, we have relied upon certificates and representations of officers of the Company (including, but not limited to, those contained in the Underwriting Agreement, the Mortgage, and the certificate delivered to us at the closing of the sale of the Bonds) and appropriate public officials without independent verification of such matters except as otherwise described herein and upon statements in the Registration Statement and Prospectus.

Based on the foregoing and subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

    (1)    The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Arkansas and is duly qualified to conduct its business in such State.

    (2)    The Mortgage has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company.

    (3)    [The Availability Agreement and the Assignment of Availability Agreement have been duly authorized, executed and delivered by the Company.

    (4)]    The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

    (5)    The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief and (ii) concepts of materiality, reasonableness, good faith, and fair dealing and the discretion of the court before which any proceeding may be brought.

(6)The filing of a Uniform Commercial Code financing statement covering the personal property and fixtures described in the Mortgage as subject to the lien thereof in the office of the Secretary of State of the State of Arkansas as described on Schedule A attached hereto, which filing has been or will be duly effected, and the filing of continuation statements within six months prior to the expiration of each five year period from the date of original filing with respect to such financing statement, are the only recordings, filings, rerecordings and refilings in the State of Arkansas required by law in order to perfect and maintain the lien of the Mortgage on any of the personal property and fixtures described therein as subject thereto; as a result of the recording and filings referred to above, the Mortgage creates as security for the Bonds a first perfected security interest in all personal property, interests in personal property and fixtures specifically described in the granting clauses of the Mortgage (and not excepted from the lien of the Mortgage by the provisions thereof or released under the terms of the Mortgage), in each case subject to no liens, charges or encumbrances, other than minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company and Permitted Liens, subject, however, to liens, defects and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company. Assuming that the provisions of the Mortgage are effective to extend the lien thereof to all properties and interests in properties which the Company may acquire after the date of the Mortgage and which are of the type referred to in the Mortgage as intended to be mortgaged thereby when acquired, and that the lien of the Mortgage will extend to all such properties and interests in properties, the lien of the Mortgage will constitute a valid first perfected security interest in all such personal property and interests therein (subject, however, to Permitted Liens, and to liens, defects and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company and except as may be limited by bankruptcy law) without the execution and delivery of any supplemental indenture or other instrument specifically extending the lien of the Mortgage to such personal property or interests therein, other than the filing of the continuation statements within six months prior to the expiration of each five year period from the date of original filing with respect to the financing statements as described above.

(7)[The filing of a Uniform Commercial Code financing statement in the office of the Secretary of State of the State of Arkansas as described on Schedule A attached hereto, which filing has been or will be duly effected, and the filing of continuation statements within six months prior to the expiration of each five year period from the date of original filing with respect to such financing statement, are the only recordings, filings, rerecordings or refilings in the State of Arkansas required by law in order to perfect and maintain in favor of the Trustee the security interest created by the Assignment of Availability Agreement in the Company's right, title and interest in and to the Collateral described in Section 1.1 thereof.]

(8)The issuance and sale by the Company of the Bonds and the execution, delivery and performance by the Company of the Mortgage[, the Availability Agreement, the Assignment of Availability Agreement] and the Underwriting Agreement will not (i) violate any provision of the Company's Amended and Restated Articles of Incorporation or By-laws, each as amended, (ii) violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage [and the Assignment of Availability Agreement]) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or that purports to be binding upon the Company or upon any of its assets, (iii) violate any provision of any law or regulation of the State of Arkansas or any subdivision thereof applicable to the Company, or (iv) to our knowledge (having made due inquiry with respect thereto), violate any provision of any order, writ, judgment or decree of any governmental instrumentality of the State of Arkansas or any subdivision thereof applicable to the Company (except that we express no opinion with respect to the various approvals, authorizations, orders, licenses, permits, franchises and consents of, and registrations, declarations and filings with, governmental authorities that may be required to be obtained or made, as the case may be, (A) in connection or compliance with the provisions of the securities or “blue sky” laws or antifraud laws of any jurisdiction and (B) in connection with the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Station).

(9)There are no authorizations, approvals, consents or orders of any governmental authority in the State of Arkansas (other than in connection or compliance with the provisions of any securities or “blue sky” laws of such jurisdiction, as to which no opinion is expressed herein) legally required in connection with the issuance and sale of the Bonds or the execution, delivery and performance by the Company of the Mortgage[, the Availability Agreement, the Assignment of Availability Agreement] and the Underwriting Agreement.

With respect to the opinions set forth in paragraphs (2) and [(4)][(5)] above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee under the Mortgage or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

With respect to the opinion set forth in paragraph [(5)][(6)] above, we have not examined the status of the Company's title to the personal property and fixtures described as being subject to the lien of the Mortgage and we have assumed that such property exists and that the Company has sufficient rights therein for the lien of the Mortgage to attach. We express no opinion in paragraph [(5)][(6)] with respect to any personal property of a type (a) represented by certificate of title, (b) constituting trademarks, copyrights, patents or other intellectual property, or (c) in which a security interest cannot be perfected solely by the filing of financing statements under the Uniform Commercial Code in effect in the State of Arkansas on the date of this opinion letter.

In connection with the opinions set forth in paragraphs [(5)][(6)][ and (7)] above, we have assumed, with respect to any financing statement described on Schedule A attached hereto which is filed as an “initial financing statement” (as that term is contemplated in Section 9-706 of the Uniform Commercial Code in effect in the State of Arkansas as of the date of this opinion letter) and which serves the purpose of continuing the effectiveness of a financing statement filed before June 30, 2001 (a “Pre-Effective Date Financing Statement”) that any such Pre-Effective Date Financing Statement was properly filed in the appropriate jurisdiction and serves to perfect a security interest in the collateral described in such Pre-Effective Date Financing Statement and that such Pre-Effective Date Financing Statement has not been rendered ineffective as of the date of this opinion letter.

Also with respect to the opinions set forth in paragraph [(5)][(6)][ and (7)] and with respect to the maintaining of the security interests created by the Mortgage [and the Assignment of Availability Agreement] as referred to therein, we have assumed that there will be no change in the identity or location of the Company.

We have examined the opinions of even date herewith rendered to you by Wise Carter Child & Caraway, Professional Association and Morgan, Lewis & Bockius LLP, and we concur in the conclusions expressed therein insofar as they involve questions of Arkansas law.

We are members of the Arkansas Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of Arkansas. As to matters of New York law, we have relied, with your approval, upon the opinion of even date herewith addressed to you of Morgan, Lewis & Bockius LLP.

The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Morgan, Lewis & Bockius LLP may rely on this opinion as to all matters of Arkansas law in rendering its opinion required to be delivered under the Underwriting Agreement and Wise Carter Child & Caraway, Professional Association may rely on this opinion as to all matters of Arkansas law in rendering its opinion required to be delivered under the Underwriting Agreement.

                        Very truly yours,

                        FRIDAY, ELDREDGE & CLARK, LLP

EXHIBIT D
{Letterhead of Morgan, Lewis & Bockius LLP}
[________], 20[__]
[NAMES OF UNDERWRITERS]

c/o      [NAMES AND ADDRESSES OF REPRESENTATIVES]

Ladies and Gentlemen:
We, together with Dawn A. Balash, Esq., Assistant General Counsel–Corporate and Securities of Entergy Services, LLC, Wise Carter Child & Caraway, Professional Association, of Jackson, Mississippi and Friday, Eldredge & Clark, LLP, of Little Rock, Arkansas, have acted as counsel for System Energy Resources, Inc., an Arkansas corporation (the “Company”), in connection with the issuance and sale to you pursuant to the Underwriting Agreement, dated [________], 20[__] (the “Underwriting Agreement”), between the Company and you, of $[_________] aggregate principal amount of its First Mortgage Bonds, [____]% Series due [________], 20[__] (the “Bonds”), issued pursuant to the Company’s Mortgage and Deed of Trust, dated as of June 15, 1977, as amended, restated and supplemented by the Twenty-fourth Supplemental Indenture, dated as of September 1, 2012, with The Bank of New York Mellon (successor to United States Trust Company of New York), as trustee (the “Trustee”) (the Mortgage and Deed of Trust, as so amended, restated and supplemented and as further supplemented by the officer’s certificate dated as of [________], 20[__] establishing the terms of the Bonds, being hereinafter referred to as the “Mortgage”). We have also acted as counsel to the System Operating Companies in connection with their participation in certain transactions related to the issuance and sale of the Bonds by the Company. This opinion is rendered to you at the request of the Company pursuant to Section 7(d) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.
In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company’s Amended and Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement, the Disclosure Package and the Prospectus; [(e) the Availability Agreement; (f) the Assignment of Availability Agreement; (g)][(e)] the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of [the Availability Agreement, the Assignment of Availability Agreement and] the Underwriting Agreement; and [(f)][(h)] the proceedings before, and the order (the “Order”) entered by, the Federal Energy Regulatory Commission under the Federal Power Act relating to the issuance and sale of the Bonds by the Company. As to questions of fact material to the opinions expressed herein, we have relied upon representations and certifications of officers of the Company (including but not limited to those contained in the Registration Statement, the Disclosure Package, the Prospectus, the Underwriting Agreement, the Mortgage and certificates delivered at the closing of the sale of the Bonds) and appropriate public officials without independent verification of such matters except as otherwise described herein. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as facsimile, electronic, certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate delivered by or on behalf of the Trustee as to the authentication and delivery thereof.
Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:
(1)Assuming the Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company and has been duly and validly executed and delivered by the Company, the Mortgage is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees’ and other creditors’ rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (b) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought.
(2)The Mortgage is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.
(3)The statements made in the Basic Prospectus as amended and supplemented immediately prior to the Applicable Time, and the Prospectus, under the captions “Description of the Bonds” and “Description of the New Bonds,” insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.
(4)Assuming the Bonds have been duly authorized by all necessary corporate action on the part of the Company and have been duly executed and delivered by the Company, the Bonds are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by (a) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees’ and other creditors’ rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (b) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought; and the Bonds are entitled to the benefit of the security afforded by the Mortgage.
(5)[Assuming the Availability Agreement and the Assignment of Availability Agreement have been duly authorized by all necessary corporate action on the part of the Company and have been duly executed and delivered by the Company, the Availability Agreement and the Assignment of Availability Agreement constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by (a) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization or other similar laws affecting enforcement of mortgagees’ and other creditors’ rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (b) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought.
(6)Assuming the Availability Agreement and the Assignment of Availability Agreement have been duly authorized by all necessary limited liability company action on the part of each of the System Operating Companies and have been duly executed and delivered by each of the System Operating Companies, the Availability Agreement and the Assignment of Availability Agreement constitute the legal, valid and binding obligation of each of the System Operating Companies enforceable against each System Operating Company in accordance with their respective terms, except as may be limited by (a) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, moratorium, reorganization and other similar laws affecting enforcement of mortgagees’ and other creditors’ rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of specific performance or injunctive relief, and (b) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought.
(7)]The issuance and sale by the Company of the Bonds, [the performance by the Company of the Availability Agreement,] and the execution, delivery and performance by the Company of the Mortgage[, the Assignment of Availability Agreement] and the Underwriting Agreement (a) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage [and the Assignment of Availability Agreement]) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or that purports to be binding upon the Company or upon any of its assets, and (b) will not violate any provision of any law or regulation applicable to the Company or, to our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that we express no opinion with respect to the various approvals, authorizations, orders, licenses, permits, franchises and consents of, and registrations, declarations and filings with, governmental authorities that may be required to be obtained or made, as the case may be, (i) in connection or compliance with the provisions of the securities or “blue sky” or antifraud laws of any jurisdiction, (ii) in connection with the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Station and (iii) as set forth in the exceptions to the opinion set forth in paragraph 10 below).
(8)Except as to the financial statements and other financial, statistical or accounting information, including any such data presented in interactive data format, included or incorporated by reference therein, upon which we do not express an opinion, the Registration Statement, on the date that [it][the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 20[__]] was filed by the Company with the Commission under the [Securities][Exchange] Act, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statement of Eligibility, upon which we do not express an opinion) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof (except as to the financial statements and other financial, statistical or accounting information, including any such data presented in interactive data format, included or incorporated by reference therein, upon which we do not express an opinion), on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement was effective immediately upon filing under the Securities Act on the date that it was filed by the Company with the Commission thereunder; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.
(9)The Order has been entered by the Federal Energy Regulatory Commission under the Federal Power Act authorizing the issuance and sale of the Bonds by the Company; to our knowledge, the Order is in full force and effect; and no further approval, authorization, consent or other order of any governmental body under the federal law of the United States of America or the laws of the State of New York that in our experience are normally applicable to transactions of the type contemplated by the Underwriting Agreement, but without our having made any special investigation with respect to any other law (including charters, ordinances, bylaws and other laws enacted by political subdivisions of the State of New York) and other than any state securities or “blue sky” laws or the antifraud laws of any jurisdiction, as to which we express no opinion, is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance (other than that relating to the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Station) by the Company of its obligations with respect to the Bonds or under the Mortgage[, the Availability Agreement, the Assignment of Availability Agreement] and the Underwriting Agreement, except [(1)] appropriate orders or the taking of other action by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the issuance by the Company of any securities to parties after the date hereof [and (2) with respect to the Availability Agreement and the Assignment of Availability Agreement (other than Section 2.2(b) thereof), in the event that the Company shall determine to sell capacity and/or energy from any generating unit pursuant to the terms of the Availability Agreement or the Assignment of Availability Agreement, appropriate orders, or the taking of other action, by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the specific terms and provisions under which such capacity and/or energy shall be made available].
(10)The Mortgage creates a valid security interest under the New York Uniform Commercial Code in all of the right, title and interest of the Company in, to and under the personal property and fixtures (a) in which a security interest may be created under Article 9 of the New York Uniform Commercial Code and (b) which are described by the Mortgage to be subject to the lien of the Mortgage.
(11)[The Assignment of Availability Agreement creates a valid security interest under the New York Uniform Commercial Code in the right, title and interest of the Company in and to the Collateral described in Section 1.1 thereof pari passu with the security interest of each Additional Assignee under an Additional Assignment (as such terms are defined in the Assignment of Availability Agreement) in such Collateral.]
In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 3 above. In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, LLC, with other counsel for the Company, including Wise Carter Child & Caraway, Professional

Association, Mississippi counsel to the Company, Friday, Eldredge & Clark, LLP, Arkansas counsel to the Company, and with the independent registered public accountants of the Company who audited [certain of] the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this statement of belief. Based on our review of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions, although we have not independently verified the accuracy, completeness or fairness of the statements included or incorporated by reference therein and take no responsibility therefor (except to the extent such statements relate to us or as expressly set forth in paragraph 3 above), no facts have come to our attention that cause us to believe that (i) the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Bonds became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date or at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to (a) the financial statements or other financial, statistical or accounting information, including any such data presented in interactive data format, included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, (b) the Statement of Eligibility, (c) the information contained in the Disclosure Package and the Prospectus under the caption “Description of the New Bonds—Book-Entry Only Securities” or (d) the assessments of or reports on the effectiveness of internal control over financial reporting incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus.
With respect to the opinions set forth in paragraphs 1 and 4 above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and the regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.
We have not examined into and are not passing upon matters relating to incorporation of the Company, titles to property, the lien of the Mortgage (except as set forth in paragraph [8][10] above)[, the priority of the security interests intended to be created by the Assignment of Availability Agreement (except as set forth in paragraph 11 above), or the filing of any document with respect to the Availability Agreement and the Assignment of Availability Agreement].
This opinion is limited to the laws of the State of New York and the federal laws of the United States of America, except as set forth in the next sentence. As to all matters of Arkansas, Mississippi and Texas law, we have relied upon the below-named opinions of counsel to the extent that such opinions state an opinion with regard to the matters covered by this opinion. As to all matters of Arkansas law, we have relied upon the opinion of even date herewith addressed to you by Friday, Eldredge & Clark, LLP, as to all matters of Mississippi law, we have relied upon the opinion of even date herewith addressed to you by Wise Carter Child & Caraway, Professional Association[, and as to all matters of Texas law related to the System Operating Companies, we have relied upon the opinions of even date herewith addressed to you by Duggins Wren Mann & Romero, LLP].

This opinion is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder, and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Dawn A. Balash, Esq., Assistant General Counsel–Corporate and Securities of Entergy Services, LLC, may rely on this opinion as to all matters of New York law in rendering her opinions required to be delivered under the Underwriting Agreement, Friday, Eldredge & Clark, LLP, may rely on this opinion as to all matters of New York law in rendering its opinions required to be delivered under the Underwriting Agreement, Wise Carter Child & Caraway, Professional Association, may rely on this opinion as to all matters of New York law in rendering its opinions required to be delivered under the Underwriting Agreement[, and Duggins Wren Mann & Romero, LLP, may rely on this opinion as to all matters of New York law in rendering its opinions required to be delivered under the Underwriting Agreement].
                        Very truly yours,

                        MORGAN, LEWIS & BOCKIUS LLP

EXHIBIT E
[{Letterhead of Counsel to a System Operating Company}
[________], 20[__]
[NAMES OF UNDERWRITERS]

c/o      [NAMES AND ADDRESSES OF REPRESENTATIVES]

Ladies and Gentlemen:
We have acted as counsel for {___________}, a Texas limited liability company (the “Company”), in connection with the transactions contemplated by the Underwriting Agreement, dated [________], 20[__] (the “Underwriting Agreement”), between System Energy Resources, Inc. (“System Energy”) and you, relating to the issuance and sale to you of $[_________] aggregate principal amount of System Energy’s First Mortgage Bonds, [____]% Series due [________], 20[__] (the “Bonds”). This opinion is rendered to you at the request of the Company pursuant to Section 7(d) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.
In our capacity as such counsel, we have either participated in the preparation of or have reviewed: (a) the Availability Agreement; (b) the Assignment of Availability Agreement; (c) the records of various corporate proceedings relating to the Company’s participation in the Availability Agreement and the Assignment of Availability Agreement; and (d) the Registration Statement, Disclosure Package and Prospectus. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have also examined such other matters as we have deemed necessary in order to render this opinion.
Subject to the foregoing and subject to the qualifications and limitations set forth herein, we are of the opinion that:
(1)The Company is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Texas and has the limited liability company power and authority to conduct its business in the State{s} of {__________} and to own and operate the properties owned and operated by it in such business in the State{s} of {__________}.
(2)The Availability Agreement and the Assignment of Availability Agreement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by (a) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, fraudulent transfer, preference, reorganization or other similar laws affecting the enforcement of mortgagees’ and other creditors’ rights and by general equitable principles (whether considered in a proceeding in equity or at law), including the possible unavailability of
E-1

specific performance or injunctive relief, and (b) concepts of materiality, reasonableness, good faith and fair dealing and the discretion of the court before which any proceeding therefor may be brought.
(3)No approval, authorization, consent or other order of any governmental body is legally required under the laws of the State of {___________} to permit the performance by the Company of the Availability Agreement and the execution, delivery and performance by the Company of the Assignment of Availability Agreement, except (other than with respect to Section 2.2(b) of the Assignment of Availability Agreement) in the event that System Energy Resources, Inc., an Arkansas corporation, shall determine to sell capacity and/or energy from any generating unit under the terms of the Availability Agreement or the Assignment of Availability Agreement, appropriate orders, or the taking of other action, by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the specific terms and provisions under which capacity and/or energy shall be made available.
(4)The performance by the Company of the Availability Agreement and the execution, delivery and performance by the Company of the Assignment of Availability Agreement (a) will not violate any provision of the Company’s {INSERT DESCRIPTION OF CHARTER DOCUMENTS}, (b) will not violate any provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or that purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation of the State of {___________} applicable to the Company or, to our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except as set forth in the exceptions to the opinion set forth in paragraph (3) above).
We are members of the {___________} Bar and we express no opinion as to the laws of any jurisdiction, domestic or foreign (including the United States of America), other than the laws of the State of {___________} and do not hold ourselves out as experts on the laws of any other state.
This opinion is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose without our prior written consent.
Very truly yours,

{SYSTEM OPERATING COMPANY COUNSEL}]

E-2

EXHIBIT F
{Letterhead of Pillsbury Winthrop Shaw Pittman LLP}
[________], 20[__]
[NAMES OF UNDERWRITERS]

c/o      [NAMES AND ADDRESSES OF REPRESENTATIVES]

Ladies and Gentlemen:
We have acted as your counsel in connection with your several purchases from System Energy Resources, Inc., an Arkansas corporation (the “Company”), pursuant to the Underwriting Agreement dated [________], 20[__] between you and the Company (the “Agreement”) of $[_________] aggregate principal amount of the Company’s First Mortgage Bonds, [____]% Series due [________], 20[__] (the “Securities”). The Securities are being issued pursuant to the Mortgage and Deed of Trust, dated as of June 15, 1977, as amended, restated and supplemented by the Twenty-fourth Supplemental Indenture, dated as of September 1, 2012, between The Bank of New York Mellon (successor to United States Trust Company of New York), as trustee (the “Trustee”), and the Company (such Mortgage and Deed of Trust, as so amended, restated and supplemented and as further supplemented by the officer’s certificate dated as of [________], 20[__] establishing the terms of the Securities, the “Mortgage”). This letter is delivered to you pursuant to Section 7(e) of the Agreement.
We have reviewed (a) the Agreement, (b) the Mortgage, (c) the proceedings before, and the order dated [________], 20[__] in Docket [________] (the “Order”) entered by, the Federal Energy Regulatory Commission (the “FERC”) under the Federal Power Act, (d) the Registration Statement on Form S-3 (File No. 333-[______]) (the “Registration Statement”) filed by the Company to register the Securities with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”), including the Company’s Prospectus contained therein (the “Base Prospectus”), which incorporates by reference the Incorporated Documents referred to below, (e) the Base Prospectus, as supplemented by the Preliminary Prospectus Supplement, Subject to Completion, dated [________], 20[__], relating to the offer and sale of the Securities (as so supplemented, the “Preliminary Prospectus”) filed by the Company with the Commission pursuant to Rule 424(b)[(3)] under the Securities Act, which also incorporates by reference the Incorporated Documents, (f) the Company’s Final Terms and Conditions dated [________], 20[__] relating to the offer and sale of the Securities filed by the Company with the Commission as an “issuer free writing prospectus” pursuant to Rule 433 under the Securities Act (the “Term Sheet” and, together with the Preliminary Prospectus, the “Disclosure Package”), (g) the Base Prospectus, as supplemented by the Prospectus Supplement dated [________], 20[__], relating to the offer and sale of the Securities (as so supplemented, the “Final Prospectus”) filed by the Company with the Commission pursuant to Rule 424(b)[(2)] under the Securities Act, which also incorporates by reference the Incorporated Documents, and (h) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 20[__] (the “Annual Report”)[, the Company’s Quarterly Report[s] on Form 10-Q for the fiscal quarter[s] ended [________], 20[__] (the “Quarterly Report[s]”)] and the Company’s Current Report[s] on Form 8-K filed on [________], 20[__] (such Current Report[s], together with the

Annual Report[ and the Quarterly Report[s]], the “Incorporated Documents”), in each case to the extent filed (and not furnished) by the Company with the Commission under the Securities Exchange Act of 1934 (the “Exchange Act”). We have also reviewed such other agreements, documents, records, certificates and materials, and have satisfied ourselves as to such other matters, as we have considered relevant or necessary for purposes of this letter.
In such review, we have assumed the accuracy and completeness of all agreements, documents, records, certificates and other materials submitted to us, the conformity with the originals of all such materials submitted to us as copies (whether or not certified and including facsimiles), the authenticity of the originals of such materials and all materials submitted to us as originals, the genuineness of all signatures and the legal capacity of all natural persons. In delivering this letter, we have relied, without independent verification, as to factual matters, on certificates and other written or oral notices or statements of governmental and other public officials and of officers and other representatives of the Company, on representations made by the Company in the Agreement and on statements in the Registration Statement, the Disclosure Package, the Final Prospectus and the Incorporated Documents. We express no opinion or belief in this letter as to matters relating to titles to property, franchises, the validity, enforceability or priority of the lien purported to be created by the Mortgage, or the security provided thereby, or the recordation or perfection of such lien.
On the basis of the assumptions and subject to the qualifications and limitations set forth herein, we are of the opinion that:
1.The Mortgage constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms.
2.The Securities, upon execution and authentication thereof in accordance with the Mortgage and delivery thereof and payment therefor pursuant to the Agreement, will constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the security purported to be afforded by the Mortgage.
3.The Registration Statement automatically became effective under the Securities Act on the date it was filed by the Company with the Commission thereunder and, to our knowledge, based solely upon a review of the page entitled “Stop Orders” on the Commission’s website on the date hereof, as of the time of such review, no stop order with respect thereto has been issued, and no proceedings therefor are pending, under Section 8 of the Securities Act.
4.The Mortgage has been qualified under the Trust Indenture Act of 1939 (the “Trust Indenture Act”).
5.The Order has been issued by the FERC under the Federal Power Act authorizing the issuance and sale of the Securities by the Company, and, to our knowledge, the Order is in full force and effect; and no further Governmental Approval (as defined below) under the Applicable Law (as defined below) is required to be obtained or made by the Company for the execution and delivery by the Company of the Agreement or the Securities or the issuance and delivery of the Securities by the Company as contemplated by the Agreement, other than those Governmental Approvals that have been previously obtained or made.
6.The statements set forth in the Preliminary Prospectus and the Final Prospectus under the captions “Description of the Bonds” and “Description of the New Bonds,” together with, in the case of the Preliminary Prospectus, the statements in the Term Sheet, to the extent that such statements purport to constitute summaries of certain provisions of the Mortgage and the Securities, are accurate in all material respects.

Our opinions set forth in paragraphs 1 and 2 above are subject to and limited by the effect of (a) applicable bankruptcy, insolvency, fraudulent conveyance and transfer, receivership, conservatorship, arrangement, moratorium and other similar laws affecting or relating to the rights of creditors generally, (b) general equitable principles (whether considered in a proceeding in equity or at law) and (c) requirements of reasonableness, good faith, materiality and fair dealing and the discretion of the court before which any matter may be brought. In addition, our opinion set forth in paragraph 1 above is subject to and limited by, in the case of indemnities, a requirement that facts, known to the indemnitee but not the indemnitor, in existence at the time the indemnity becomes effective that would entitle the indemnitee to indemnification be disclosed to the indemnitor and a requirement that an indemnity provision will not be read to impose obligations upon indemnitors that are neither disclosed at the time of its execution nor reasonably within the scope of its terms and the overall intention of the parties at the time of its making.
With respect to our opinions set forth in paragraphs 1 and 2 above, we have assumed that (a) the Company (i) is duly organized, validly existing and in good standing under the law of the State of Arkansas and (ii) has the corporate power, and has taken all necessary action to authorize it, to execute and deliver, and to perform its obligations under, and has executed and delivered, the Mortgage and the Securities, (b) the Securities will be valid under the law of the State of Arkansas, (c) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Mortgage and the Securities, including the issuance and delivery of the Securities, do not and will not (i) violate the Company’s Amended and Restated Articles of Incorporation and By-Laws, in each case as amended, (ii) require any Governmental Approval (other than those Governmental Approvals that are the subject of our opinion set forth in paragraph 5 above) or (iii) violate, result in a breach of or constitute a default under (A) any agreement or instrument to which the Company or any Affiliate (as defined below) is a party or by which the Company or any Affiliate or any of its properties may be bound, (B) any Governmental Approval, (C) any order, decision, judgment, injunction or decree that may be applicable to the Company or any Affiliate or any of its properties or (D) any law (other than the Applicable Law), (d) the Mortgage constitutes the valid and legally binding agreement of, and is enforceable in accordance with its terms against, the Trustee, (e) there are no agreements, understandings or negotiations between the parties not set forth in the Mortgage or the Securities that would modify the terms thereof or the rights and obligations of the parties thereunder and (f) the choice of the law of the State of New York as the governing law of the Mortgage and the Securities would not result in a violation of an important public policy of another state or country having greater contacts with the transactions contemplated thereby than the State of New York.
As used in this letter, (a) “Governmental Approval” means any authorization, consent, approval or license (or the like) of, or exemption (or the like) from, or registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit, agency, commission, department or other authority that may be applicable to the Company or any Affiliate or any of its properties, (b) “Affiliate” means any person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company and (c) “Applicable Law” means the federal law of the United States of America or the law of the State of New York that in our experience is normally applicable to transactions of the type contemplated by the Agreement, but without our having made any special investigation with respect to any other law (including charters, ordinances, bylaws and other laws enacted by political subdivisions of the State of New York) and other than any federal or state securities or “blue sky” laws or the antifraud laws of any jurisdiction.
Whenever we qualify a statement in this letter with the words “to our knowledge,” it indicates that, in the course of our representation of you in connection with the transaction contemplated by the Agreement, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of the lawyers currently in this firm who have rendered legal services to you in connection with the transaction contemplated by the Agreement. We have not made any independent investigation to determine the accuracy of any such statement, except as expressly described herein, and any limited inquiry undertaken by us during the preparation of this letter should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of such statement should be drawn from our representation of you in other matters in which such lawyers are not involved.
In the course of the preparation by the Company of the Registration Statement, the Disclosure Package and the Final Prospectus, we had conferences with certain officers and other representatives of and counsel for the Company, with representatives of Deloitte & Touche LLP, the Company’s independent registered public accountants who audited [certain of] the Company’s financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus, and with your representatives, during which the contents of the Registration Statement, the Disclosure Package and the Final Prospectus were discussed. We did not participate in the preparation by the Company of the Incorporated Documents or the selection of information contained therein or omitted therefrom by the Company; however, we reviewed drafts of the Annual Report[ and Quarterly Report[s]] prior to the time [it was][they were] filed by the Company with the Commission under the Exchange Act. Based on our review of the Registration Statement, the Disclosure Package, the Final Prospectus and the Incorporated Documents and our discussions in the conferences described above:
(a)each of the Registration Statement, at the date the [Registration Statement][Annual Report] was filed by the Company with the Commission under the [Securities][Exchange] Act, and the Final Prospectus, at the date it was filed by the Company with the Commission pursuant to Rule 424(b)[(2)] under the Securities Act, appeared on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder; and
(b)although we have not independently verified the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Disclosure Package or the Final Prospectus and take no responsibility therefor (except to the extent that such statements relate to us or as set forth in paragraph 6 above), no facts have come to our attention that cause us to believe that:
(i)the Registration Statement (including the information deemed to be a part thereof pursuant to Rule 430B(f) under the Securities Act), at the most recent effective date of the part of the Registration Statement relating to the Securities determined pursuant to Rule 430B(f)(2) under the Securities Act and when read together with the Incorporated Documents, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
(ii)the Disclosure Package, at [__]:[__] [a][p].m., New York City time, on the date of the Agreement (which is the Applicable Time within the meaning of the Agreement) and when read together with the Incorporated Documents, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
(iii)the Final Prospectus, at its date or the date hereof and when read together with the Incorporated Documents, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Notwithstanding the foregoing, we express no opinion or belief in clause (a) or (b) above as to (i) the financial statements or schedule or other financial, statistical or accounting information contained or incorporated by reference in or omitted from the Registration Statement, the Disclosure Package or the Final Prospectus or (ii) that part of the Registration Statement that constitutes any Statement of Eligibility under the Trust Indenture Act on Form T-1 of the Trustee. In addition, in making the statement with respect to each of the Registration Statement and the Final Prospectus in clause (a) above, we have necessarily assumed the correctness and completeness of the statements made by the Company therein and in connection with the Company’s preparation thereof.
Our opinions set forth in this letter are limited to the Applicable Law and, in the case of our opinions set forth in paragraphs 3 and 4 above, the federal securities law of the United States of America, in each case as in effect on the date hereof, and we express no opinion as to any other law. We have no responsibility or obligation to update this letter or to take into account changes in law, facts or any other developments of which we may later become aware.
This letter is delivered only to you by us as your counsel solely for your benefit in connection with the transaction contemplated by the Agreement and may not be used, circulated, furnished, quoted or otherwise referred to or relied upon for any other purpose or by any other person or entity (including by any person or entity that acquires any of the Securities from any of you) for any purpose without our prior written consent.
Very truly yours,

PILLSBURY WINTHROP SHAW PITTMAN LLP